Northwestern Mutual Series Fund, Inc.
N-SAR Filing
June 30, 2003

Matters Submitted to Shareholders

A special meeting of the Fund's shareholders was held on May 1, 2003. Five Directors of the Fund were elected, as shown below. Stephen N. Graff and Martin F. Stein are the other Directors of the Fund, and their term of office as Directors continued after the meeting. At the meeting of the shareholders there were no broker non-votes. The matters presented to the shareholders, and the results of their votes, are set forth below.

Proposal 1:

To elect Directors:                 FOR                  ABSTAIN

Louis A. Holland              5,772,281,741.791       159,781,184.086
Elizabeth L. Majers           5,763,844,886.408       168,218,039.469
William A. McIntosh           5,769,207,900.237       162,855,025.640
Michael G. Smith              5,770,942,726.615       161,120,199.262
Edward J. Zore                5,768,801,287.804       163,261,638.073

Proposal 2:

To approve the Investment Advisory Agreement:

                                  YES              NO            ABSTAIN
Small Cap Growth Stock
  Portfolio:                162,673,395.350   6,754,427.183   5,553,759.891
T. Rowe Price Small Cap
  Value Portfolio:           65,593,117.253   2,028,458.276   1,816,626.999
Aggressive Growth
  Stock Portfolio:          424,562,560.236  11,625,226.966  13,145,583.565
International Growth
  Stock Portfolio:           45,972,851.998     931,037.644     816,233.528
Franklin Templeton International
  Equity Portfolio:         539,702,378.153  13,230,852.011  15,473,850.311
Index 400 Stock Portfolio:  224,275,205.751   6,422,769.061   6,019,494.452
Growth Stock Portfolio:     328,433,496.232  10,278,687.203   7,111,654.450
Large Cap Core Stock
  Portfolio:                392,895,453.219  12,899,501.974  11,392,509.164
Capital Guardian Domestic
  Equity Portfolio:          98,250,710.497   2,491,116.844   2,669,723.701
Index 500 Stock Portfolio:  581,509,823.161  21,340,088.487  21,535,768.956
Asset Allocation Portfolio: 107,398,363.099     420,181.917   1,733,523.004
Balanced Portfolio:       1,464,377,057.879  36,919,635.661  54,441,721.415
High Yield Bond Portfolio:  233,562,219.588   5,354,756.212   9,830,726.094
Select Bond Portfolio:      454,884,285.762  10,650,704.174  15,155,025.876
Money Market Portfolio:     467,582,606.232  16,963,637.768  15,382,118.680

Proposal 3(a)(i):

To approve the industry concentration investment restriction for thirteen portfolios:

                                  YES              NO            ABSTAIN
Small Cap Growth Stock
  Portfolio:                157,255,438.255  10,030,538.219   7,695,605.950
T. Rowe Price Small Cap
  Value Portfolio:           62,410,672.369   4,877,941.284   2,149,588.875
Aggressive Growth Stock
  Portfolio:                407,043,647.244  22,772,283.767  19,517,439.756
International Growth Stock
  Portfolio:                 45,134,845.682   1,254,749.340   1,330,528.148
Franklin Templeton International
  Equity Portfolio:         516,446,761.260  28,824,801.559  23,135,517.656
Growth Stock Portfolio:     315,942,848.651  21,318,912.993   8,562,076.241
Large Cap Core Stock
  Portfolio:                381,143,724.843  22,037,943.828  14,005,795.686
Capital Guardian Domestic
  Equity Portfolio:          96,309,820.382   3,572,213.916   3,529,516.744
Asset Allocation Portfolio: 103,722,016.699   3,016,360.032   2,813,691.289
Balanced Portfolio:       1,406,687,390.136  70,663,496.641  78,387,528.178
High Yield Bond Portfolio:  227,553,825.782   9,350,265.504  11,843,610.608
Select Bond Portfolio:      429,860,143.267  29,278,565.539  21,551,307.006
Money Market Portfolio:     433,200,749.222  45,747,255.517  20,980,357.941

Proposal 3(a)(ii):

To approve the industry concentration investment restriction for the indexed portfolios:

                                  YES              NO            ABSTAIN
Index 500 Stock Portfolio:  552,715,762.805  41,439,896.430  30,230,021.369
Index 400 Stock Portfolio:  211,638,628.481  15,656,740.084   9,422,100.699

Proposal 3(b):

To approve the investment restriction regarding issuing senior securities and borrowing:

                                  YES              NO            ABSTAIN
Small Cap Growth Stock
  Portfolio:                156,184,927.181  11,101,049.293   7,695,605.950
T. Rowe Price Small Cap
  Value Portfolio:           61,845,869.667   5,442,743.986   2,149,588.875
Aggressive Growth Stock
  Portfolio:                406,193,986.213  23,548,433.695  19,590,950.859
International Growth Stock
  Portfolio:                 44,625,394.381   1,764,200.641   1,330,528.148
Franklin Templeton International
  Equity Portfolio:         515,533,860.101  29,734,924.138  23,138,296.236
Index 400 Stock Portfolio:  211,412,389.915  15,882,978.650   9,422,100.699
Growth Stock Portfolio:     315,115,162.540  22,146,599.104   8,562,076.241
Large Cap Core Stock
  Portfolio:                379,096,019.788  24,085,648.883  14,005,795.686
Capital Guardian Domestic
  Equity Portfolio:          96,088,658.237   3,793,376.061   3,529,516.744
Index 500 Stock Portfolio:  550,162,270.133  43,967,145.040  30,256,265.431
Asset Allocation Portfolio: 103,630,659.079   3,107,717.652   2,813,691.289
Balanced Portfolio:       1,402,714,987.375  74,561,156.368  78,462,271.212
High Yield Bond Portfolio:  227,157,348.967   9,746,742.319  11,843,610.608
Select Bond Portfolio:      427,973,541.732  31,161,754.668  21,554,719.412
Money Market Portfolio:     430,267,165.848  48,555,198.795  21,105,998.037

Proposal 3(c):

To approve the investment restriction regarding lending:

                                  YES              NO            ABSTAIN
Small Cap Growth Stock
  Portfolio:                156,257,854.789  11,028,121.685   7,695,605.950
T. Rowe Price Small Cap
  Value Portfolio:           62,058,638.140   5,229,975.513   2,149,588.875
Aggressive Growth Stock
  Portfolio:                405,874,618.460  23,929,498.135  19,529,254.172
International Growth Stock
  Portfolio:                 44,906,391.650   1,483,203.372   1,330,528.148
Franklin Templeton International
  Equity Portfolio:         515,781,365.067  29,373,592.597  23,252,122.811
Index 400 Stock Portfolio:  211,500,502.193  15,724,379.077   9,492,587.994
Growth Stock Portfolio:     314,629,155.663  22,564,966.286   8,629,715.936
Large Cap Core Stock
  Portfolio:                378,666,318.707  24,515,349.964  14,005,795.686
Capital Guardian Domestic
  Equity Portfolio:          96,111,520.745   3,770,513.553   3,529,516.744
Index 500 Stock Portfolio:  550,165,320.464  43,857,803.522  30,362,556.618
Asset Allocation Portfolio: 103,355,364.587   3,383,012.144   2,813,691.289
Balanced Portfolio:       1,403,877,532.540  73,418,731.034  78,442,151.381
High Yield Bond Portfolio:  227,255,210.100   9,648,881.186  11,843,610.608
Select Bond Portfolio:      428,471,684.736  30,632,402.813  21,585,928.263
Money Market Portfolio:     429,876,228.693  49,050,673.859  21,001,460.128

Proposal 3(d):

To approve the investment restriction regarding underwriting securities:

                                  YES              NO            ABSTAIN
Small Cap Growth Stock
  Portfolio:               156,999,894.827   10,286,081.647   7,695,605.950
T. Rowe Price Small Cap
  Value Portfolio:          62,409,116.356    4,879,497.297   2,149,588.875
Aggressive Growth Stock
  Portfolio:               406,710,080.360   23,105,850.651  19,517,439.756
International Growth Stock
  Portfolio:                44,935,073.575    1,454,521.447   1,330,528.148
Franklin Templeton International
  Equity Portfolio:        516,449,750.307   28,819,033.932  23,138,296.236
Index 400 Stock Portfolio: 212,047,360.010   15,248,008.555   9,422,100.699
Growth Stock Portfolio:    315,436,336.269   21,825,425.375   8,562,076.241
Large Cap Core Stock
  Portfolio:               379,558,904.141   23,622,764.530  14,005,795.686
Capital Guardian Domestic
  Equity Portfolio:         96,270,959.545    3,611,074.753   3,529,516.744
Index 500 Stock Portfolio: 553,624,467.192   40,512,840.130  30,248,373.282
Asset Allocation Portfolio:103,575,629.943    3,162,746.788   2,813,691.289
Balanced Portfolio:      1,407,926,208.685   69,459,604.470  78,352,601.800
High Yield Bond Portfolio: 227,718,768.692    9,185,322.594  11,843,610.608
Select Bond Portfolio:     429,578,090.259   29,603,857.775  21,508,067.778
Money Market Portfolio:    432,876,042.081   46,381,543.905  20,670,776.694

Proposal 3(e):

To approve the investment restriction regarding investing in commodities:

                                  YES              NO            ABSTAIN
Small Cap Growth Stock
  Portfolio:               156,713,237.523   10,573,549.530   7,694,795.371
T. Rowe Price Small Cap
  Value Portfolio:          62,112,455.474    5,176,158.179   2,149,588.875
Aggressive Growth Stock
  Portfolio:               405,302,162.760   24,493,635.561  19,537,572.446
International Growth Stock
  Portfolio:                44,935,073.575    1,454,521.447   1,330,528.148
Franklin Templeton International
  Equity Portfolio:        515,725,378.255   29,543,405.984  23,138,296.236
Index 400 Stock Portfolio: 211,213,268.639   16,079,102.698   9,425,097.927
Growth Stock Portfolio:    314,224,391.271   23,030,279.344   8,569,167.270
Large Cap Core Stock
  Portfolio:               376,844,767.830   26,336,900.841  14,005,795.686
Capital Guardian Domestic
  Equity Portfolio:         96,170,482.921    3,711,551.377   3,529,516.744
Index 500 Stock Portfolio: 550,816,084.058   43,266,244.739  30,303,351.807
Asset Allocation Portfolio:103,486,726.846    3,251,649.885   2,813,691.289
Balanced Portfolio:      1,402,653,449.451   74,664,938.429  78,420,027.075
High Yield Bond Portfolio: 226,980,148.399    9,920,216.691  11,847,336.804
Select Bond Portfolio:     427,535,752.699   31,643,036.066  21,511,227.047
Money Market Portfolio:    430,841,019.393   48,416,566.593  20,670,776.694

Proposal 4:

To approve the reclassification of the indexed portfolios as non-diversified funds:

                                  YES              NO            ABSTAIN
Index 500 Stock Portfolio: 551,650,417.962   44,129,704.112  28,605,558.530
Index 400 Stock Portfolio: 214,393,671.011   14,505,150.485   7,818,647.768

Proposal 5(a):

To approve the investment restriction regarding diversification for thirteen portfolios:

                                  YES              NO            ABSTAIN
Small Cap Growth Stock
  Portfolio:               155,458,306.448   12,520,633.549   7,002,642.427
T. Rowe Price Small Cap
  Value Portfolio:          61,368,038.620    6,130,164.474   1,939,999.434
Aggressive Growth Stock
  Portfolio:               400,045,970.041   28,931,746.986  20,355,653.740
International Growth Stock
  Portfolio:                45,121,083.451    1,684,811.964     914,227.755
Franklin Templeton International
  Equity Portfolio:        505,647,091.306   38,661,430.811  24,098,558.358
Growth Stock Portfolio:    310,782,120.758   25,761,438.944   9,280,278.183
Large Cap Core Stock
  Portfolio:               371,779,032.420   30,175,180.094  15,233,251.843
Capital Guardian Domestic
  Equity Portfolio:         95,359,093.465    4,960,450.831   3,092,006.746
Asset Allocation Portfolio:102,665,563.372    3,495,172.036   3,391,332.612
Balanced Portfolio:      1,366,997,916.888   97,736,439.357  91,004,058.710
High Yield Bond Portfolio: 222,867,730.269   13,662,395.597  12,217,576.028
Select Bond Portfolio:     424,089,811.974   36,811,914.209  19,788,289.629
Money Market Portfolio:    421,484,229.454   54,202,417.420  24,241,715.806

Proposal 5(b):

To approve the investment restriction regarding issuer limit for thirteen portfolios:

                                  YES              NO            ABSTAIN
Small Cap Growth Stock
  Portfolio:               155,142,647.249   12,836,292.748   7,002,642.427
Aggressive Growth Stock
  Portfolio:               399,744,637.541   29,233,079.486  20,355,653.740
International Growth Stock
  Portfolio:                44,933,420.569    1,872,474.846     914,227.755
Franklin Templeton International
  Equity Portfolio:        506,810,426.475   37,498,095.642  24,098,558.358
Index 400 Stock Portfolio: 209,674,491.457   18,283,862.073   8,759,115.734
Growth Stock Portfolio:    310,668,153.097   25,875,406.605   9,280,278.183
Large Cap Core Stock
  Portfolio:               370,885,632.390   31,068,580.124  15,233,251.843
Index 500 Stock Portfolio: 540,686,865.169   52,068,512.827  31,630,302.608
Asset Allocation Portfolio:102,635,602.154    3,525,133.254   3,391,332.612
Balanced Portfolio:      1,361,428,619.151  103,015,219.336  91,294,576.468
High Yield Bond Portfolio: 222,688,897.852   13,841,228.014  12,217,576.028
Select Bond Portfolio:     423,979,770.763   36,921,955.420  19,788,289.629
Money Market Portfolio:    422,235,911.273   54,051,477.031  23,640,974.376

Proposal 5(c):

To approve the investment restriction regarding short sales for thirteen portfolios:

                                  YES              NO            ABSTAIN
Small Cap Growth Stock
  Portfolio:               155,399,676.388   12,579,263.609   7,002,642.427
Aggressive Growth Stock
  Portfolio:               397,719,433.263   31,258,283.764  20,355,653.740
International Growth Stock
  Portfolio:                44,870,767.101    1,935,128.314     914,227.755
Franklin Templeton International
  Equity Portfolio:        504,629,927.960   39,678,594.157  24,098,558.358
Index 400 Stock Portfolio: 209,295,443.886   18,662,909.644   8,759,115.734
Growth Stock Portfolio:    309,591,166.031   26,952,393.671   9,280,278.183
Large Cap Core Stock
  Portfolio:               369,095,227.185   32,858,985.329  15,233,251.843
Index 500 Stock Portfolio: 540,835,939.854   52,153,786.647  31,395,954.103
Asset Allocation Portfolio:101,529,189.464    4,631,545.944   3,391,332.612
Balanced Portfolio:      1,358,147,603.644  106,264,977.242  91,325,834.069
High Yield Bond Portfolio: 222,401,599.164   14,128,526.702  12,217,576.028
Select Bond Portfolio:     421,770,051.974   39,131,674.209  19,788,289.629
Money Market Portfolio:    418,659,821.319   57,627,566.985  23,640,974.376

Proposal 5(d):

To approve the investment restriction regarding purchasing securities on margin for thirteen portfolios:

                                  YES              NO            ABSTAIN
Small Cap Growth Stock
  Portfolio:               154,714,487.767   13,264,452.230   7,002,642.427
Aggressive Growth Stock
  Portfolio:               396,948,807.625   32,028,909.402  20,355,653.740
International Growth Stock
  Portfolio:                44,669,894.408    2,136,001.007     914,227.755
Franklin Templeton International
  Equity Portfolio:        504,459,153.343   39,849,364.942  24,098,562.190
Index 400 Stock Portfolio: 209,195,759.688   18,702,880.268   8,818,829.308
Growth Stock Portfolio:    307,880,075.015   28,595,844.992   9,347,917.878
Large Cap Core Stock
  Portfolio:               368,281,662.967   33,672,549.547  15,233,251.843
Index 500 Stock Portfolio: 539,347,655.582   53,606,110.139  31,431,914.883
Asset Allocation Portfolio:101,960,488.475    4,200,246.933   3,391,332.612
Balanced Portfolio:      1,356,140,148.059  108,223,552.080  91,374,714.816
High Yield Bond Portfolio: 222,061,527.365   14,468,598.501  12,217,576.028
Select Bond Portfolio:     421,406,618.517   39,510,550.863  19,772,846.432
Money Market Portfolio:    416,624,491.091   59,641,794.943  23,662,076.646

Proposal 5(e):

To approve the investment restriction regarding making loans:

                                  YES              NO            ABSTAIN
Small Cap Growth Stock
  Portfolio:               153,645,292.696   14,333,647.301   7,002,642.427
T. Rowe Price Small Cap
  Value Portfolio:          60,855,320.983    6,637,001.527   1,945,880.018
Aggressive Growth Stock
  Portfolio:               394,951,090.881   33,227,089.844  21,155,190.042
International Growth Stock
  Portfolio:                44,820,079.310    1,985,816.105     914,227.755
Franklin Templeton International
  Equity Portfolio:        501,786,213.687   42,501,889.802  24,118,976.986
Index 400 Stock Portfolio: 207,945,568.714   19,845,607.959   8,926,292.591
Growth Stock Portfolio:    306,726,743.770   29,749,176.237   9,347,917.878
Large Cap Core Stock
  Portfolio:               364,555,176.879   37,399,035.635  15,233,251.843
Capital Guardian Domestic
  Equity Portfolio:         94,980,865.046    5,338,679.250   3,092,006.746
Index 500 Stock Portfolio: 537,368,108.031   55,133,413.900  31,884,158.673
Asset Allocation Portfolio:102,006,865.303    4,153,870.105   3,391,332.612
Balanced Portfolio:      1,349,284,366.555  115,044,985.414  91,409,062.986
High Yield Bond Portfolio: 221,231,240.573   15,298,885.293  12,217,576.028
Select Bond Portfolio:     419,570,972.666   41,346,196.714  19,772,846.432
Money Market Portfolio:    419,331,207.573   56,956,180.731  23,640,974.376

Proposal 5(f):

To approve the investment restriction regarding investment in other investment companies for thirteen portfolios:

                                  YES              NO            ABSTAIN
Small Cap Growth Stock
  Portfolio:               155,081,848.252   12,732,828.708   7,166,905.464
Aggressive Growth Stock
  Portfolio:               398,910,627.676   29,693,188.267  20,729,554.824
International Growth Stock
  Portfolio:                44,935,634.885    1,870,260.530     914,227.755
Franklin Templeton International
  Equity Portfolio:        505,316,409.714   38,090,611.228  25,000,059.533
Index 400 Stock Portfolio: 208,036,455.996   19,765,098.832   8,915,914.436
Growth Stock Portfolio:    309,951,015.401   26,360,594.210   9,512,228.274
Large Cap Core Stock
  Portfolio:               369,871,727.383   31,616,112.289  15,699,624.685
Index 500 Stock Portfolio: 536,832,962.705   55,573,489.871  31,979,228.028
Asset Allocation Portfolio:102,139,271.351    4,016,703.028   3,396,093.641
Balanced Portfolio:      1,361,909,521.930  101,790,690.705  92,038,202.320
High Yield Bond Portfolio: 222,307,406.838   13,690,807.389  12,749,487.667
Select Bond Portfolio:     422,593,245.035   37,411,203.655  20,685,567.122
Money Market Portfolio:    419,348,001.027   56,704,527.039  23,875,834.614

Proposal 5(g):

To approve the investment restriction regarding liquidity for thirteen portfolios:

                                  YES              NO            ABSTAIN
Small Cap Growth Stock
  Portfolio:               154,636,206.165   13,174,403.067   7,170,973.192
Aggressive Growth Stock
  Portfolio:               395,959,272.349   32,234,320.632  21,139,777.786
International Growth Stock
  Portfolio:                44,888,197.920    1,917,697.495     914,227.755
Franklin Templeton International
  Equity Portfolio:        500,655,439.497   42,879,781.640  24,871,859.338
Index 400 Stock Portfolio: 208,177,317.211   19,670,900.768   8,869,251.285
Growth Stock Portfolio:    308,003,056.646   28,083,763.837   9,737,017.402
Large Cap Core Stock
  Portfolio:               369,342,951.763   32,070,319.905  15,774,192.689
Index 500 Stock Portfolio: 537,273,925.989   55,056,161.152  32,055,593.463
Asset Allocation Portfolio:102,472,655.220    3,683,319.159   3,396,093.641
Balanced Portfolio:      1,353,831,760.020  108,957,088.489  92,949,566.446
High Yield Bond Portfolio: 218,161,677.518   18,247,775.342  12,338,249.034
Select Bond Portfolio:     421,183,560.032   39,092,982.854  20,413,472.926
Money Market Portfolio:    419,525,718.775   56,512,606.175  23,890,037.730

Proposal 5(h):

To approve the investment restriction regarding investing for control for thirteen portfolios:

                                  YES              NO            ABSTAIN
Small Cap Growth Stock
  Portfolio:               154,062,215.030   13,748,394.202   7,170,973.192
Aggressive Growth Stock
  Portfolio:               395,429,551.867   32,791,136.705  21,112,682.195
International Growth Stock
  Portfolio:                44,812,149.980    1,980,350.963     927,622.227
Franklin Templeton International
  Equity Portfolio:        498,701,463.596   45,013,706.431  24,691,910.448
Index 400 Stock Portfolio: 208,018,549.163   19,826,038.398   8,872,881.703
Growth Stock Portfolio:    307,289,903.719   28,828,859.547   9,705,074.619
Large Cap Core Stock
  Portfolio:               368,926,733.324   32,541,163.901  15,719,567.132
Index 500 Stock Portfolio: 535,354,560.427   56,779,371.287  32,251,748.890
Asset Allocation Portfolio:101,997,660.246    4,158,314.133   3,396,093.641
Balanced Portfolio:      1,351,337,433.282  111,705,288.910  92,695,692.763
High Yield Bond Portfolio: 218,160,462.482   18,244,227.895  12,343,011.517
Select Bond Portfolio:     420,516,952.604   39,756,931.374  20,416,131.834
Money Market Portfolio:    418,883,256.973   57,033,424.143  24,011,681.564